AEGON/TRANSAMERICA SERIES TRUST
Capital Guardian Global
Supplement dated April 21, 2008 to the
Prospectus dated May 1, 2007, as amended
     A proposal to reorganize Capital Guardian Global into Templeton Transamerica Global will be submitted for approval by shareholders of Capital Guardian Global at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of AEGON/Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.
     The reorganization is subject to the satisfaction of certain conditions, including approval by Capital Guardian Global shareholders. If approved by the shareholders of Capital Guardian Global, the reorganization is expected to close as soon as possible thereafter. Each portfolio’s Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.
     Effective May 1, 2008, as part of a rebranding initiative, Capital Guardian Global will be renamed Transamerica Capital Guardian Global VP, Templeton Transamerica Global will be renamed Transamerica Templeton Global VP, and AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust.

AEGON/TRANSAMERICA SERIES TRUST
Capital Guardian U.S. Equity
Supplement dated April 21, 2008 to the
Prospectus dated May 1, 2007, as amended
     Capital Guardian U.S. Equity will reorganize into Van Kampen Large Cap Core. Each portfolio is a series of AEGON/Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2007, as amended. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.
     Each portfolio’s Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.
     Each portfolio is managed by Transamerica Asset Management, Inc. Van Kampen Large Cap Core is sub-advised by Morgan Stanley Investment Management Inc. (doing business as “Van Kampen”), 522 Fifth Avenue, New York, NY 10036. The Trustees of Capital Guardian U.S. Equity have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Capital Guardian U.S. Equity.
     Van Kampen Large Cap Core is managed within Van Kampen’s Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team’s lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team’s lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.
     Please see the Prospectus dated May 1, 2007, as amended, for Van Kampen Large Cap Core and for additional information regarding this portfolio’s investment objectives, risks, charges and expenses.
     Effective May 1, 2008, as part of a rebranding initiative, Capital Guardian U.S. Equity will be renamed Transamerica Capital Guardian U.S. Equity VP, Van Kampen Large Cap Core will be renamed Transamerica Van Kampen Large Cap Core VP, and AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust.

[LETTERHEAD]
April 21, 2008
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	AEGON/Transamerica Series Trust
(1933 Act File No.: 033-00507) (1940 Act File No.: 811-04419)
(on behalf of Capital Guardian Global and Capital Guardian U.S. Equity)
Ladies and Gentlemen:
Pursuant to Rule 497(e), on behalf of the above-referenced Registrant, attached for electronic filing are supplements, each dated April 21, 2008, to the Registrant’s Prospectus dated May 1, 2007.
Please direct any questions concerning this filing to the undersigned at (727) 299-1814.

Very truly yours,
/s/ Robert S. Lamont, Jr.
Robert S. Lamont, Jr.
Vice President and Senior Counsel

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